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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                August 11, 1999
                Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



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
         Oklahoma                                   1-2572                                      73-1520922
(State or other jurisdiction                     (Commission                                  (IRS Employer
       of incorporation)                         File Number)                               Identification No.)
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                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)



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Items 1 - 4.      Not Applicable.

Item 5.           Other Events.

                  ONEOK, Inc. announced today the approval of the merger of ONEOK and Southwest Gas Corporation by the shareholders of Southwest Gas at their annual meeting in Las Vegas, Nevada.

                 On August 10, 1999, the Company issued a press release, a copy of which is attached hereto as exhibit 99.a and incorporated herein by reference.

Item 6.           Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

Exhibit
No.               Description

99.a              Press release issued by ONEOK, Inc. dated August 10, 1999.

Items 8-9.        Not Applicable










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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 11th day of August 1999.


                                                ONEOK, Inc.

                                       By:      Jim Kneale
                                                --------------------------------
                                                Jim Kneale
                                                Vice President, Chief Financial
                                                Officer, and Treasurer


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                                 EXHIBIT INDEX

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
EXHIBIT
NUMBER                          DESCRIPTION
------                          -----------

99.a              Press release issued by ONEOK, Inc. dated August 10, 1999.
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